Severance Pay Plan

                               of

             The Dime Savings Bank of Williamsburgh

                  Adopted on February 8, 1996
                 Effective on November 1, 1995

                       TABLE OF CONTENTS

                                                                       Page

                           ARTICLE I

                            PURPOSE

          Section 1  Statement of Purpose ............................   1



                           ARTICLE II

                          DEFINITIONS

          Section 2.1   Acquired Company .............................   1
          Section 2.2   Acquired Employee ............................   1
          Section 2.3   Bank .........................................   1
          Section 2.4   Board ........................................   2
          Section 2.5   Cause ........................................   2
          Section 2.6   Change of Control ............................   2
          Section 2.7   Employee .....................................   4
          Section 2.8   FDI Act ......................................   4
          Section 2.9   Involuntary Severance ........................   4
          Section 2.10  Officer ......................................   4
          Section 2.11  OTS ..........................................   4
          Section 2.12  Plan .........................................   4
          Section 2.13  Plan Administrator ...........................   4
          Section 2.14  Plan Year ....................................   4
          Section 2.15  Salary .......................................   4
          Section 2.16  Service ......................................   5



                           ARTICLE III

                            BENEFITS

          Section 3.1   Severance Benefits for Employees .............   5
          Section 3.2   Severance Benefits for Acquired Employees.....   6
          Section 3.3   Vesting ......................................   7
          Section 3.4   Indemnification ..............................   7


                                (i)

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                                                                       Page
                           ARTICLE IV

                         ADMINISTRATION

          Section 4.1   Named Fiduciaries ............................   8
          Section 4.2   Plan Administrator ...........................   8
          Section 4.3   Claims Procedure .............................   9
          Section 4.4   Claims Review Procedure ......................  10
          Section 4.5   Allocation of Fiduciary Responsibilities and
                        Employment of Advisors .......................  10
          Section 4.6   Other Administrative Provisions ..............  11



                           ARTICLE V

                         MISCELLANEOUS

          Section 5.1   Rights of Employees .........................   11
          Section 5.2   Non-alienation of Benefits ..................   12
          Section 5.3   Non-Duplication of Benefits .................   12
          Section 5.4   Construction ................................   12
          Section 5.5   Headings ....................................   12
          Section 5.6   Governing Law ...............................   12
          Section 5.7   Severability ................................   12
          Section 5.8   Termination or Amendment ....................   13
          Section 5.9   Required Regulatory Provisions ..............   13
          Section 5.10  Withholding .................................   14
          Section 5.11  Status as Welfare Benefit Plan Under ERISA ..   14

                                (ii)

  SEVERANCE PAY PLAN OF THE DIME SAVINGS BANK OF WILLIAMSBURGH


                           ARTICLE I

                            PURPOSE

           Section 1      Statement of Purpose.

           The  Dime  Savings Bank of Williamsburgh  adopts  this
Severance Pay Plan for the benefit of its eligible Employees. The Bank recognizes that, as a public company, it will be subject to the possibility of a negotiated or unsolicited change of control which may result in a loss of employment for some of its Employees and that it may acquire other companies in transactions which may result in a loss of employment for the employees of the Acquired Companies. The purpose of the Plan is to encourage the Bank's Employees and those of Acquired Companies to continue working for their employers with their full time and attention devoted to their employer's affairs by providing prescribed income security and job placement assistance in the event of an Involuntary Severance following a Change of Control.



                           ARTICLE II

                          DEFINITIONS


           For purposes of the Plan, the following terms shall have the meanings assigned to them below, unless a different meaning is plainly indicated by the context:

           Section  2.1     Acquired Company  means  any  of  the
following   companies  which  is  acquired  by,  or   merged   or
consolidated with, the Bank:

                    1.   Pioneer Savings Bank, F.S.B.
                    2.   Conestoga Bancorp, Inc.

           Section 2.2 Acquired Employee means a person who is employed by an Acquired Company at the time when such company becomes an Acquired Company and who becomes an employee of the Bank immediately thereafter. An Acquired Employee whose employment by the Bank terminates for any reason and who is subsequently re-employed by the Bank shall not be considered an Acquired Employee following such re-employment.

           Section 2.3 Bank means The Dime Savings Bank of Williamsburgh (or its successors or assigns, whether by merger, consolidation, sale of assets, statutory receivership, operation of law or otherwise) and any affiliate of The Dime Savings Bank of Williamsburgh which, with the approval of the Board of Directors of The Dime Savings Bank of Williamsburgh, and subject to such conditions as may be imposed by such Board, adopts this Plan.


           Section 2.4   Board means the Board of Directors  of
The Dime Savings Bank of Williamsburgh.

           Section 2.5 Cause means, with respect to the conduct of an Employee in connection with his employment with the Bank, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that following a Change of Control of the Bank or a company which owns 100% of the outstanding common stock of the Bank, an Employee shall not be deemed to have been discharged for Cause unless and until he shall have received a written notice of termination from the Board, accompanied by a resolution duly adopted by affirmative vote of a majority of the entire Board at a meeting called and held for such purpose (after reasonable notice to the Employee and a reasonable opportunity for the Employee to make oral and written presentations to the members of the Board, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the Board grounds exist for discharging the Employee for "Cause".

          Section 2.6    Change of Control means:

           (a)   with  respect to The Dime Savings  Bank  of
                 Williamsburgh:

                     (i)   the occurrence of any event  upon
          which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities
          Exchange   Act  of  1934,  as  amended  ("Exchange
          Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of The Dime Savings Bank of Williamsburgh; (B) a corporation owned, directly or indirectly, by the stockholders of The Dime Savings Bank of Williamsburgh in substantially the same proportions as their ownership of stock of The Dime Savings Bank of Williamsburgh; or (C) any group constituting a person in which employees of The Dime Savings Bank of Williamsburgh are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by The Dime Savings Bank of Williamsburgh representing 25% or more of the combined voting power of all of The Dime Savings Bank of Williamsburgh's then outstanding securities; or

                     (ii)  the occurrence of any event  upon
          which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by The Dime Savings Bank of Williamsburgh's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of The Dime Savings Bank of Williamsburgh (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                     (iii)     the shareholders of The  Dime
          Savings Bank of Williamsburgh (or, if The Dime Savings Bank of Williamsburgh is not then a stock form institution, the Board of The Dime Savings Bank of Williamsburgh) approve either:

                              (A)  a merger or consolidation
               of The Dime Savings Bank of Williamsburgh with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                         (I)  either (1) the
                    members of the Board of The Dime Savings
                    Bank  of Williamsburgh immediately prior
                    to    such   merger   or   consolidation
                    constitute  at least a majority  of  the
                    members  of  the governing body  of  the
                    institution  resulting from such  merger
                    or    consolidation;    or    (2)    the
                    shareholders of The Dime Savings Bank of
                    Williamsburgh  own  securities  of   the
                    institution  resulting from such  merger
                    or  consolidation  representing  80%  or
                    more of the combined voting power of all
                    such  securities  then  outstanding   in
                    substantially the same proportions as their ownership of voting securities of The Dime Savings Bank of Williamsburgh before such merger or consolidation; and

                                          (II)   the  entity
                    which   results  from  such  merger   or
                    consolidation   expressly   agrees    in
                    writing  to assume and perform The  Dime
                    Savings    Bank    of    Williamsburgh's
                    obligations under the Plan; or

                                (B)    a  plan  of  complete
               liquidation of The Dime Savings Bank of Williamsburgh or an agreement for the sale or disposition by The Dime Savings Bank of Williamsburgh of all or substantially all of its assets; and

           (b) with respect to any company which owns 100% of the outstanding common stock The Dime Savings Bank of Williamsburgh, any event that would be described in section 2.6(a) if the name of such company were substituted for "The Dime Savings Bank of Williamsburgh" therein; and

           (c) with respect to an Acquired Company, the transaction by which such company becomes an Acquired
     Company.

In no event, however, shall the transaction by which The Dime Savings Bank of Williamsburgh converts from a mutual savings bank to a stock savings bank, or any transaction by which a company wholly owned by The Dime Savings Bank of Williamsburgh becomes the parent company of The Dime Savings Bank of Williamsburgh be deemed a Change of Control.

           Section 2.7 Employee means any person, including an Officer, who is employed by the Bank, other than: (a) a person who is compensated on an hourly rate basis; (b) a person who works for the Bank on a part-time or temporary basis; (c) an Employee receiving long-term disability benefits; or (d) a person who has an employment contract, change of control agreement or other agreement with the Bank or who is covered by other programs which provide severance benefits or by their terms exclude such person from participation in this Plan.

           Section  2.8     FDI  Act means  the  Federal  Deposit
Insurance Act, as the same may be amended from time to time, and the corresponding provisions of any successor statute.

           Section 2.9 Involuntary Severance means (a) the discharge or dismissal of an Employee by the Bank other than for Cause, or the resignation by the Employee from his position with the Bank, which resignation the Employee is asked or compelled by the Bank to tender other than for Cause; or (b) termination of employment at an Employee's election within sixty (60) days after any action following a Change of Control which, either alone or together with other actions, results in: (i) the reduction in the Employee's Salary by more than 20%; (ii) the assignment of the Employee to a job requiring relocation of his residence in order to be able to commute without unreasonable difficulty, expense or inconvenience; (iii) the assignment of the Employee to duties or to an office or working space which involves unreasonable personal embarrassment; or (iv) a material adverse change in the Employee's title, position or responsibilities at the Bank.

           Section 2.10 Officer means, in the case of an Employee, an officer of the Bank and in the case of an Acquired Employee, a person who is an officer of the Acquired Company immediately prior to the closing of the transaction pursuant to which such company becomes an Acquired Company.

            Section  2.11    OTS  means  the  Office  of   Thrift
Supervision of the United States Department of the Treasury, and its successors.

           Section 2.12   Plan means this Severance Pay  Plan  of
The Dime Savings Bank of Williamsburgh, as the same may be amended from time to time.

            Section   2.13     Plan   Administrator   means   the
Compensation  Committee of the Board of  Directors  of  The  Dime
Savings Bank of Williamsburgh.

           Section 2.14   Plan Year means the calendar year.

           Section 2.15 Salary means (a) in the case of an Employee, the highest basic annual rate of salary of the Employee for his services to the Bank (excluding overtime, bonuses and other forms of additional compensation) attained by the Employee during his employment with the Bank, and (b) in the case of an Acquired Employee, the highest basic annual rate of salary of an the Acquired Employee for his services to the Acquired Company (excluding overtime, bonuses and other forms of additional compensation) attained by the Employee during his employment with the Acquired Company.

           Section 2.16 Service means service rendered by an Employee that is, or would be, recognized under the Retirement Plan of The Dime Savings Bank of Williamsburgh in RSI Retirement Trust for vesting purposes as of the date of the Employee's Involuntary Severance.




                          ARTICLE III

                            BENEFITS


           Section 3.1  Severance Benefits for Employees.

           (a) An Employee with at least one (1) year of Service whose employment with the Bank is terminated under circumstances constituting an Involuntary Severance, other than for Cause, as a result of, within twelve months following or within three (3) months prior to, a Change of Control with respect to the Bank or any company which owns 100% of the outstanding common stock of the Bank shall be entitled to the following benefits:

           (i) if the Employee is or has, at any time after November 1, 1995, been an Officer of the Bank, he shall be entitled, as severance pay, to a weekly payment in an amount equal to one week's Salary, commencing with the first week following the date of the Employee's Involuntary Severance and continuing for twice the number of weeks as the Employee has whole years of Service, or, if less, for thirty-nine (39) weeks; or

           (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled, as severance pay, to a weekly payment in an amount equal to one week's Salary, commencing with the first week following the date of the Employee's Involuntary Severance and continuing for the same number of weeks as the Employee has whole years of Service, or, if less, for twenty-six (26) weeks;

provided, however, that in no event shall any Employee described in section 3.1(a)(i) or (ii) receive, as severance pay under this Plan, less than four weeks' Salary.

           (b)   Each Employee who is entitled to payments  under
section 3.1(a)(i) or (ii) shall, for the duration of such payments, continue to be eligible for all of the benefits provided under the Bank's employee benefit plans and programs (excluding tax-qualified plans and other plans which by law must restrict participation to active employees) as if he were still an Employee and working at the Bank, except that he shall cease to accrue vacation and shall be paid a lump sum payment at the date of his Involuntary Severance in lieu of any unused accrued vacation.

           (c)   Each Employee who is entitled to benefits  under
section 3.1(a)(i) or (ii) shall also be entitled to outplacement services as follows:

           (i) an Employee described in section 3.1(a)(i) shall be entitled to utilize the services of an outplacement counseling firm at the Bank's expense for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers and for access to office and secretarial facilities, provided that the fee for such services shall not exceed 12% of the Employee's Salary; and

           (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled to utilize the services of an outplacement counseling firm at the Bank's expense, for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers, provided that the fee for such services shall not exceed 6% of the Employee's Salary or $1,000, whichever is higher.

The outplacement firm utilized by any Employee or group of Employees shall be selected by the Plan Administrator or, if permitted by the Plan Administrator selected by the Employee or Employees subject to the Plan Administrator's approval.


           Section   3.2     Severance  Benefits  for   Acquired
                             Employees.

          (a) An Acquired Employee with at least one (1) year of Service whose employment with the Bank is terminated under circumstances constituting an Involuntary Severance, other than for Cause within twelve months following a Change of Control with respect to the relevant Acquired Company shall be entitled to the following benefits:

           (i) if the Employee was an Officer of the Acquired Company, he shall be entitled, as severance pay, to a weekly payment in an amount equal to one week's Salary, commencing with the first week following the date of the Employee's Involuntary Severance and continuing for twice the number of weeks as the Employee has whole years of Service, or, if less, for thirty-nine (39) weeks; or

           (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled, as severance pay, to a weekly payment in an amount equal to one week's Salary, commencing with the first week following the date of the Employee's Involuntary Severance and continuing for the same number of weeks as the Employee has whole years of Service, or, if less, for twenty-six (26) weeks;

provided, however, that in no event shall any Employee described in section 3.1(a)(i) or (ii) receive, as severance pay under this Plan, less than four weeks' Salary.

           (b)   Each Employee who is entitled to payments  under
section 3.1(a)(i) or (ii) shall, for the duration of such payments, continue to be eligible for all of the benefits provided under the Bank's employee benefit plans and programs (excluding tax-qualified plans and other plans which by law must restrict participation to active employees) as if he were still an Employee and working at the Bank, except that he shall cease to accrue vacation and shall be paid a lump sum payment at the date of his Involuntary Severance in lieu of any unused accrued vacation.

           (c)   Each Employee who is entitled to benefits  under
section 3.1(a)(i) or (ii) shall also be entitled to outplacement services as follows:

           (i) an Employee described in section 3.1(a)(i) shall be entitled to utilize the services of an outplacement counseling firm at the Bank's expense for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers and for access to office and secretarial facilities, provided that the fee for such services shall not exceed 12% of the Employee's Salary; and

           (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled to utilize the services of an outplacement counseling firm at the Bank's expense, for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers, provided that the fee for such services shall not exceed 6% of the Employee's Salary or $1,000, whichever is higher.

The outplacement firm utilized by any Employee or group of Employees shall be selected by the Plan Administrator or, if permitted by the Plan Administrator selected by the Employee or Employees subject to the Plan Administrator's approval.


          Section 3.3    Vesting.

           The benefits to be provided under this Article III of the Plan to an Employee shall be completely vested and nonforfeitable upon the occurrence of a Change of Control with respect to the Bank or any company which owns 100% of the outstanding common stock of the Bank.

          Section 3.4    Indemnification.

          The Bank shall indemnify, hold harmless and defend each Employee against costs or expenses, including reasonable attorneys' fees, incurred by him or arising out of any action, suit or proceeding in which he may be involved, as a result of his efforts, in good faith, to defend or enforce his rights under this Plan; provided, however, that the Employee shall have substantially prevailed on the merits pursuant to a judgment, decree or order of a court of competent jurisdiction or of an arbitrator in an arbitration proceeding, or in a settlement. For purposes of this Agreement, any settlement agreement which provides for payment of any amounts in settlement of the Bank's obligations hereunder shall be conclusive evidence of the Employee's entitlement to indemnification hereunder, and any such indemnification payments shall be in addition to amounts payable pursuant to such settlement agreement, unless such settlement agreement expressly provides otherwise.



                           ARTICLE IV

                         ADMINISTRATION


           Section 4.1  Named Fiduciaries.

           The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Adminis trator and the Board. This Article V is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsi bilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fidu ciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.


           Section 4.2  Plan Administrator.

           The Plan Administrator shall subject to the respon sibilities of the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan. The Plan Administrator shall have the following responsibilities:

           (a) To maintain records necessary or appropriate for the administration of the Plan;

           (b) To give and receive such instructions, notices, information, materials, reports and certifications as may be necessary or appropriate in the administration of the Plan;

           (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the inter-pretations and other actions of the Committee;

           (d) To require such proof or evidence of any matter from any person as may be necessary or appropriate in the administration of the Plan;

           (e) To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and employee communications as shall be required of the Plan Admin istrator under ERISA;

           (f) To determine any question arising in connec tion with the Plan, including any question of Plan interpretation, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon all persons having an interest under the Plan;

           (g) To review and dispose of claims under the Plan filed pursuant to section 4.3 and appeals of claims decisions pursuant to section 4.4;

           (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to the person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that the Plan Administrator may deem advisable or to direct in the Plan Administrator's discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

           (i) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

           (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority neces sary or appropriate to carry out his responsibilities.


           Section 4.3  Claims Procedure.

           Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by it. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

           (a)  The reasons for the denial;

           (b) The pertinent Plan provisions on which the denial was based;

           (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

           (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.


           Section 4.4  Claims Review Procedure.

           Any person whose claim filed pursuant to section 4.3 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Plan Administrator, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Plan Administrator no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 4.3, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 4.3. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Plan Administrator and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Plan Administrator finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Plan Administrator's decision shall be in writing and shall specifically set forth:

           (a)  The reasons for the decision; and

           (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Plan Administrator shall be binding upon the claimant and the Bank, and the Plan Administrator shall take appropriate action to carry out such decision.


           Section 4.5 Allocation of Fiduciary Responsibilities and Employment of Advisors.

           Any Named Fiduciary may:

           (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

           (b) Employ one or more persons to render advice to him or it with regard to any of his or its respons-ibilities under the Plan; and

           (c) Consult with counsel, who may be counsel to the Bank.

           Section 4.6  Other Administrative Provisions.

          (a)  Any person whose claim has been denied in whole or
in   part  must  exhaust  the  administrative  review  procedures provided in section 4.4 prior to initiating any claim for judicial review.

          (b)  No bond or other security shall be required of the
Plan  Administrator, or any officer or Employee of  the  Bank  to
whom   fiduciary  responsibilities  are  allocated  by  a   Named
Fiduciary, except as may be required by ERISA.

           (c) Subject to any limitation on the application of this section 4.6(c) pursuant to ERISA, neither the Plan Adminis trator, nor any officer or Employee of the Bank to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

          (d) The Plan Administrator may, except with respect to actions under section 4.4, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator, or taking any other action under the Plan.

           (e) Any person, group of persons, committee, corpo ration or organization may serve in more than one fiduciary capacity with respect to the Plan.

           (f) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on the Bank and all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.



                           ARTICLE V

                         MISCELLANEOUS


           Section 5.1  Rights of Employees.

           No Employee shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Employee or other person any legal right to a continuation of employment or to any terms or conditions of employment, nor as limiting or qualifying the right of the Bank to discharge any Employee.

           Section 5.2  Non-alienation of Benefits.

          The right to receive a benefit under the Plan shall not
be   subject  in  any  manner  to  anticipation,  alienation,  or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, or torts.


          Section 5.3   Non-Duplication of Benefits.

          No provisions in this Plan shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Employee to which the Bank is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.


          Section 5.4   Construction.

           Whenever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and the masculine gender shall be deemed equally to refer to the feminine gender or the neuter. Any reference to a section number shall refer to a section of this Plan, unless otherwise stated.


          Section 5.5   Headings.

           The headings of sections are included solely for con venience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.


          Section 5.6   Governing Law.

          Except to the extent preempted by federal law, the Plan shall be construed, administered and enforced according to the laws of the State of New York applicable to contracts between citizens and residents of the State of New York entered into and to be performed entirely within such jurisdiction.


          Section 5.7   Severability.

           The invalidity or unenforceability, in whole or in part, of any provision of this Plan shall in no way affect the validity or enforceability of the remainder of such provision or of any other provision of this Plan, and any provision, or part thereof, deemed to be invalid or unenforceable shall be reformed as necessary to render it valid and enforceable to the maximum possible extent.

           Section 5.8  Termination or Amendment.

           The Bank intends to keep this Plan in effect, but, subject to the provisions of section 4 hereunder, the Bank expressly reserves the right to terminate or amend the Plan, in whole or in part, at any time by action of the Board; provided, however, that no such amendment or termination which adversely affects the current or prospective rights of any Employee shall be effective earlier than six (6) months after written notice thereof is given to such Employee.


           Section 5.9  Required Regulatory Provisions.

           The following provisions are included for the purposes of complying with various laws, rules and regulations applicable to the Bank:

           (a) Notwithstanding anything herein contained to the contrary, in no event shall the aggregate amount of compensation payable to any person under Article III of this Plan exceed the three times such person's average annual total compensation for the last five consecutive calendar years to end prior to his termination of employment with the Bank (or for his entire period of employment with the Bank and its predecessors, if less than five calendar years).

           (b) Notwithstanding anything herein contained to the contrary, any payments to the Employee by the Bank, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the FDI Act and any regulations promulgated thereunder.

           (c) Notwithstanding anything herein contained to the contrary, if the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the affairs of the Bank pursuant to a notice served under section 8(e)(3) or 8(g)(1) of the FDI Act, the Bank's obligations under this Plan shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in such notice are dismissed, the Bank, in its discretion, may (i) pay to the Employee all or part of the compensation withheld while the Bank's obligations hereunder were suspended and (ii) reinstate, in whole or in part, any of the obligations which were suspended.

           (d) Notwithstanding anything herein contained to the contrary, if the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or 8(g)(1) of the FDI Act, all prospective obligations of the Bank under this Plan shall terminate as of the effective date of the order, but vested rights and obligations of the Bank and the Employee shall not be affected.

           (e) Notwithstanding anything herein contained to the contrary, if the Bank is in default (within the meaning of section 3(x)(1) of the FDI Act, all prospective obligations of the Bank under this Plan shall terminate as of the date of default, but vested rights and obligations of the Bank and the Employee shall not be affected.

           (f) Notwithstanding anything herein contained to the contrary, all prospective obligations of the Bank hereunder shall be terminated, except to the extent that a continuation of this Plan is necessary for the continued operation of the Bank: (i) by the Director of the OTS or his designee or the FDIC, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in section 13(c) of the FDI Act; (ii) by the Director of the OTS or his designee at the time such Director or designee approves a supervisory merger to resolve problems related to the operation of the Bank or when the Bank is determined by such Director to be in an unsafe or unsound condition. The vested rights and obligations of the parties shall not be affected.

If and to the extent that any of the foregoing provisions shall cease to be required by applicable law, rule or regulation, the same shall become inoperative automatically as though eliminated by formal amendment of the Plan.


           Section 5.10  Withholding.

           Payments from this Plan shall be subject to all applicable federal, state and local income withholding taxes.


           Section  5.11  Status as Welfare Benefit  Plan  Under
                          ERISA.

           This Plan is an "employee welfare benefit plan" within the meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and shall be construed, administered and enforced according to the provisions of ERISA.